                                                                     Exhibit 21

                             LIST OF SUBSIDIARIES


         Entity                             Ownership/Partners             State of Formation
         ------                             ------------------             ------------------
Ambassador Apartments, L.P.             Ambassador Apartments, Inc.             Delaware

                                        The Prime Group, Inc.

                                        Richard F. Cavenaugh

                                        LG Trust

                                        David M. Glickman

                                        Adam D. Peterson

                                        Robert Rudnik

                                        Warren John

                                        Edward John

                                        Ray Grinvalds

                                        Michael Reschke

                                        Prime Group IV, L.P.

Ambassador Apartments Texas, Inc.       Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador I, Inc.                      Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador II, Inc.                     Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador Texas Partners, L.P.         Ambassador Apartments Texas, Inc.       Delaware
                                        Ambassador Apartments, L.P.

Ambassador IV, Inc.                     Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador V, Inc.                      Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador VI, Inc.                     Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador VII, Inc.                    Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

A.J. One, Inc.                          Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador VIII, Inc.                   Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador IX, Inc.                     Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)





       Entity                                  Ownership/Partners            State of Formation
       -----                                  ------------------            ------------------
A.J. Two, Inc.                          Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador Florida Partners, Inc.       Ambassador Apartments, Inc.             Delaware
                                        (100% Common Stock)

Ambassador I, L.P.                      Ambassador I, Inc.                      Illinois

Ambassador II, L.P.                     Ambassador II, Inc.                     Texas
                                        Ambassador Apartments, L.P.

Braesview Partnership                   Ambassador Texas, Inc.                  Texas
                                        Ambassador Texas Partners, L.P.

Cape Cod Partnership                    Ambassador Texas, Inc.                  Texas
                                        Ambassador Texas Partners, L.P.

Eagle's Nest Partnership                Ambassador Texas, Inc.                  Texas
                                        Ambassador Texas Partners, L.P.

Mesa Ridge Partnership                  Ambassador Texas, Inc.                  Texas
                                        Ambassador Texas Partners, L.P.

LaJolla Partnership                     Ambassador Texas, Inc.                  Texas
                                        Ambassador Texas Partners, L.P.

Prime Aspen Limited Partnership         Ambassador Texas Partners, L.P.         Texas
                                        Ambassador Apartments, L.P.

AJ One, L.P.                            AJ One, Inc.                            Delaware
                                        Ambassador Apartments, L.P.

AJ Two, L.P.                            AJ Two, Inc.                            Delaware
                                        Ambassador Apartments, L.P.

Jupiter I, L.P.                         Yugenkeisha Sekiyu                      Delaware
                                        AJ One Limited Partnership

Jupiter II, L.P.                        Makito Maki                             Delaware
                                        AJ Two Limited Partnership


Prime H.C. Limited Partnership          Ambassador Texas Partners, L.P.         Texas
                                        Ambassador Apartments, L.P.

Prime Crest, L.P.                       Ambassador Texas Partners, L.P.         Texas
                                        Ambassador Apartments, L.P.


Brookdale Lakes Partnership             Ambassador Apartments, Inc.             Illinois
                                        Ambassador Apartments, L.P.



       Entity                                 Ownership/Partners            State of Formation
       ------                                 ------------------            ------------------
Williamsburg Limited Partnership        Ambassador IX, L.P.                     Illinois
                                        Williamsburg Group L.L.C.
                                        Richard Curto

Brook Run Associates, L.P.              Ambassador Apartments, L.P.             Illinois
                                        Kemper Realty Corp.

Ambassador III, L.P.                    Ambassador Texas, Inc.                  Delaware
                                        Ambassador Texas Partners, L.P.

Ambassador IV, L.P.                     Ambassador IV, Inc.                     Delaware
                                        Ambassador Apartments, L.P.

Ambassador V, L.P.                      Ambassador V, Inc.                      Delaware
                                        Ambassador Apartments, L.P.

Ambassador VI, L.P.                     Ambassador VI, Inc.                     Delaware
                                        Ambassador Apartments, L.P.

Ambassador VII, L.P.                    Jupiter II, L.P.                        Delaware
                                        Ambassador VII, Inc.

Ambassador CRM Florida                  Ambassador Florida Partners             Delaware
Partners Limited Partnership            Limited Partnership

                                        Ambassador Apartments, L.P.

G.P. Municipal Holdings, LLC            Ambassador Apartments, L.P.             Delaware
                                        Triton Financial Group, Inc.

Ambassador Florida Partners Limited     Ambassador Florida Partners, Inc.       Delaware
Partnership                             Ambassador Apartments, L.P.

TEB Municipal Trust I                   G.P. Municipal Holdings, LLC
                                        Bank One Akron, N.A.

Ambassador VIII, L.P.                   Ambassador VIII, Inc.                   Delaware
                                        Ambassador Apartments, L.P.

Ambassador IX, L.P.                     Ambassador IX, Inc.                     Delaware
                                        Ambassador Apartments, L.P.

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